UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 6, 2011

PARADIGM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-09154	38-3813367
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

9715 Key West Avenue, 3rd Floor, Rockville, Maryland	20850 (Zip Code)
(Address of principal executive offices)

(301) 468-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Silicon Valley Bank

Prior to the reincorporation of Paradigm Holdings, Inc., a Nevada corporation (the “Company”), from Wyoming to Nevada, Paradigm Holdings, Inc., a Wyoming corporation (“Paradigm Wyoming”), Paradigm Solutions Corporation (“PSC”), Caldwell Technology Solutions LLC (“CTS), Trinity Information Management Services and Silicon Valley Bank were parties to that certain Loan and Security Agreement (working capital line of credit) dated as of March 13, 2007, as amended (the “Loan Agreement”).  On May 6, 2011, the Company, PSC, CTS, TIMS and Silicon Valley Bank entered into an Assumption Agreement (the “Assumption Agreement”). Pursuant to the Assumption Agreement, the Company, among other things, agreed to substitute itself as “Borrower” under the Loan Agreement and other related loan documents in lieu of Paradigm Wyoming and granted a security interest to Silicon Valley Bank in certain specified collateral.  The Assumption Agreement also amended the Loan Agreement by adding and clarifying certain definitions.

In addition to the Assumption Agreement, on May 6, 2011, the Company and Silicon Valley Bank entered into a Intellectual Property Security Agreement pursuant to which the Company granted Silicon Valley Bank a security interest in the Company’s intellectual property (the “Intellectual Property Security Agreement”) and the Company, Silicon Valley Bank, SVB Securities and Penson Financial Services, Inc. entered into a Securities Account Control Agreement (the “SACA”) with respect to, among other things, the Company’s securities accounts with SVB Securities.

On May 26, 2010, Paradigm Wyoming, PSC, CTS, TIMS, Silicon Valley Bank, Hale Capital Partners, LP (“Hale Capital”) and EREF PARA, LLC (“EREF” and together with Hale, the “Purchasers”) entered into a Subordination Agreement in connection with a loan transaction between Paradigm Wyoming and the Purchasers (the “Subordination Agreement”).  On May 6, 2011, the Company, PSC, CTS, TIMS, Silicon Valley Bank and the Purchasers entered into a Ratification of Subordination Agreement (the “Ratification of Subordination Agreement”) pursuant to which, among other things, (i) the Purchasers ratified the Subordination Agreement, consented to the Assumption Agreement and acknowledged that references to “Borrower” in the Subordination Agreement include the Company and (ii) Silicon Valley Bank ratified the Subordination Agreement, consented to the terms of the Purchaser Assumption Agreement (as defined below) and acknowledged that references to “Borrower” in the Subordination Agreement include the Company.

Purchasers

On May 26, 2010, Paradigm Wyoming and the Purchasers entered into a Securities Purchase Agreement (the “SPA”) and certain related transaction documents (the “Transaction Documents”).  On May 6, 2011, the Company, PSC, CTS, TIMS and the Purchasers entered into an Assumption and Reaffirmation Agreement (the “Purchaser Assumption Agreement”) pursuant to which, among other things, (i) the Company agreed to substitute itself as the “Company” and “Parent” in the SPA and Transaction Documents in lieu of Paradigm Wyoming, (ii) assumed and agreed to pay all principal, accrued and unpaid interest and late charges owing under the SPA and the Transaction Documents, (iii) acknowledged certain liens and reaffirmed certain obligations of the Company, (iv) granted a security interest to the Purchasers in certain specified collateral and (v) consented to the Assumption Agreement, the Intellectual Property Security Agreement and the SACA.

As a replacement for the Senior Secured Subordinated Promissory Notes previously issued on May 26, 2010 to the Purchasers by Paradigm Wyoming (the “Original Notes”), on May 6, 2011, the Company issued Senior Secured Subordinated Promissory Notes with an aggregate principal amount of $4,000,000 (the “Notes”) to the Purchasers.  The Notes have substantially the same terms as the Original Notes.

The foregoing description of the terms of the Assumption Agreement, the Intellectual Property Security Agreement, the SACA, the Ratification of Subordination Agreement, the Purchaser Assumption Agreement and the Notes are not complete and are qualified in their entirety by reference to the Assumption Agreement, the Intellectual Property Security Agreement, the SACA, the Ratification of Subordination Agreement, the Purchaser Assumption Agreement and the Notes, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding the Notes is hereby incorporated by reference in this Item 3.02.  Exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), was based on Section 3(a)(9) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Assumption Agreement dated May 6, 2011 among Paradigm Holdings, Inc., Paradigm Solutions Corporation, Caldwell Technology Solutions LLC, Trinity Information Management Services and Silicon Valley Bank

10.2	Intellectual Property Security Agreement dated May 6, 2011 between Paradigm Holdings, Inc. and Silicon Valley Bank

10.3	Securities Account Control Agreement dated May 6, 2011 among Paradigm Holdings, Inc., Silicon Valley Bank, SVB Securities and Penson Financial Services, Inc.

10.4
Ratification of Subordination Agreement dated May 6, 2011 among Paradigm Holdings, Inc., Paradigm Solutions Corporation, Caldwell Technology Solutions LLC, Trinity Information Management Services, Silicon Valley Bank, Hale Capital Partners, LP and EREF PARA, LLC

10.5
Assumption and Reaffirmation Agreement dated May 6, 2011 among Paradigm Holdings, Inc., Paradigm Solutions Corporation, Caldwell Technology Solutions LLC, Trinity Information Management Services Hale Capital Partners, LP and EREF PARA, LLC

10.6	Senior Secured Subordinated Promissory Notes issued to Hale Capital Partners, LP and EREF PARA, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM HOLDINGS, INC.

By:	/s/Richard Sawchak
Richard Sawchak
Chief Financial Officer

Date: May 12, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Assumption Agreement dated May 6, 2011 among Paradigm Holdings, Inc., Paradigm Solutions Corporation, Caldwell Technology Solutions LLC, Trinity Information Management Services and Silicon Valley Bank

10.2	Intellectual Property Security Agreement dated May 6, 2011 between Paradigm Holdings, Inc. and Silicon Valley Bank

10.3	Securities Account Control Agreement dated May 6, 2011 among Paradigm Holdings, Inc., Silicon Valley Bank, SVB Securities and Penson Financial Services, Inc.

10.4
Ratification of Subordination Agreement dated May 6, 2011 among Paradigm Holdings, Inc., Paradigm Solutions Corporation, Caldwell Technology Solutions LLC, Trinity Information Management Services, Silicon Valley Bank, Hale Capital Partners, LP and EREF PARA, LLC

10.5
Assumption and Reaffirmation Agreement dated May 6, 2011 among Paradigm Holdings, Inc., Paradigm Solutions Corporation, Caldwell Technology Solutions LLC, Trinity Information Management Services Hale Capital Partners, LP and EREF PARA, LLC

10.6	Senior Secured Subordinated Promissory Notes issued to Hale Capital Partners, LP and EREF PARA, LLC